Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.9175%



        Excess Protection Level
          3 Month Average   4.80%
          January, 1998   4.63%
          December, 1997   4.99%
          November, 1997   4.78%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.71%


        Base Rate                                    8.51%


        Over 35 Day Delinquency                      4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $ 34,907,536,752.65


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,616,202,234.16